                    THE DERBY CYCLE CORPORATION AND OTHERS
                        as Borrowers and/or Guarantors
                                J.P. MORGAN plc
                                  as Arranger
                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                               as Original Banks
                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                              as Additional Banks
                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent
                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Facility Agent

               -------------------------------------------------
                              Amendment Agreement
                                relating to the
                    Revolving multicurrency Credit Facility
                                   AGREEMENT
                            of up to DM209, 355,403
                               Dated 12 May 1998
               -------------------------------------------------

                                   CONTENTS
Clause                                               Page

 1.  Interpretation.................................   2
 2.  Amendment Of The Credit Agreement..............   3
 3.  Representations And Warranties.................   4
 4.  Conditions Precedent And Conditions Subsequent.   5
 5.  Undertakings...................................   5
 6.  Acknowledgement And Consent By Guarantors......   6
 7.  Fees And Costs.................................   6
 8.  Miscellaneous..................................   6
 9.  Jurisdiction...................................   7
10.  Governing Law..................................   8

Schedule 1    The Borrowers.........................   9

Schedule 2    Guarantors............................  10

Schedule 3..........................................  12
   Part 1  Conditions Precedent Documentation.......  12
   Part 2  Conditions Subsequent Documentation......  13

Schedule 4    The Original Banks....................  14

Schedule 5    The Additional Banks..................  15

Schedule 6    Bank Accounts.........................  16

Schedule 7    Amendments To The Credit Agreement....  22

THIS AMENDMENT AGREEMENT is made the 23rd day of January 2001

BETWEEN

(1) THE DERBY CYCLE CORPORATION, a company incorporated in Delaware, United States of America, having its principal office at 300 First Stamford Place, Stamford, CT069026765, U.S.A (the "Company");

(2)  THE COMPANIES identified as Borrowers in Schedule 1;

(3)  THE COMPANIES as identified as Guarantors in Schedule 2;

(4)  J.P. MORGAN plc (the "Arranger");

(5) THE FINANCIAL INSTITUTIONS identified as banks in Schedule 4 (the "Original Banks");

(6) THE FINANCIAL INSTITUTIONS identified as banks in Schedule 5 (the "Additional Banks");

(7)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Facility Agent");

(8)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Security Agent").

WHEREAS:

(A) By a credit agreement dated 12 May 1998 (as amended and restated in the Amendment and Restatement Agreement, as amended by this Agreement and otherwise as amended from time to time, the "Credit Agreement") and made between each of the parties hereto (other than Deutsche Bank London AG which has replaced San Paolo IMI SPA as an Original Bank), the Original Banks agreed to make certain credit facilities available to the Borrowers on the terms and conditions set out therein.

(B) In accordance with the terms of Clause 6 of the Credit Agreement, the Obligors' Agent wishes to make a utilisation of the Facilities but is unable to complete the Drawdown Request because of the occurrence of the Specified Defaults which are continuing.

(C) The Banks have agreed to waive the Specified Defaults to allow the utilisation to take place subject to the terms and conditions of this Agreement such that each of the parties hereto has agreed that the Credit Agreement be amended as set out in this Agreement.

NOW IT IS HEREBY as follows:

1.   INTERPRETATION

1.1  In this Agreement:

     "Amendment and Restatement Agreement" means the Amendment and Restatement Agreement dated 22 November 2000 and made between each of the parties hereto (other than Deutsche Bank London AG which has replaced San Paolo IMI SPA as an Original Bank);

     "Bank Accounts" means all of the bank accounts of the Obligors which are located in Germany and Austria and the Czech Republic and includes, without limitation, the Uncharged Bank Accounts and the Charged Bank Accounts;

     "Canadian Subsidiary" means Raleigh Industries of Canada Limited which is also known as Les Industries Raleigh du Canada Limitee;

     "Charged Accounts" means each of the Bank Accounts the details of which are set out in Schedule 6 Part 2 and which includes all of the Bank Accounts which are specifically charged as well as all of the Bank Accounts which are charged by virtue of being accounts held with the Banks;

     "Diamondback Fitness" means the operating division of the Company known as "Diamondback Fitness";

     "Dutch Guarantor" means each Guarantor incorporated in the Netherlands;

     "Effective Date" means the date on which the Facility Agent has confirmed to the Company and the Banks that it has received satisfactory evidence that all of the conditions precedent set out in Schedule 3 Part 1 have been met, in each case in a form and substance satisfactory to the Facility Agent.

     "Non-Core Assets" means certain Subsidiaries of the Group and their assets as agreed from time to time between the Company and the Facility Agent;

     "Specified Defaults" means the Events of Default and the Potential Events of Default which have been notified in writing to the Agents and the Banks prior to the date of this Agreement; and

     "Uncharged Accounts" means each of the Bank Accounts the details of which are set out in Schedule 6 Part 1.

1.2 Terms and expressions defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires or unless otherwise defined in this Agreement.

2.   AMENDMENT OF THE CREDIT AGREEMENT

2.1  Amendment

     On the Effective Date the Credit Agreement shall be amended as set out in the Schedule 7.

2.2  Waiver

     For the purposes (and only for the purposes) of permitting the utilisation by the Obligors' Agent of the Facilities referred to in Recital B, each of the Banks hereby agrees to waive the Specified Defaults provided that nothing in this Clause or otherwise in this Agreement shall prejudice the rights of the Agents or the Banks under the Credit Agreement to take any action hereafter in relation to the Specified Defaults. In addition, and notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall constitute a waiver, or prejudice the exercise by the Agent and/or the Banks, of any of the other and/or future rights granted to the Banks under the Credit Agreement.

3.   REPRESENTATIONS AND WARRANTIES
     Each Obligor hereby represents and warrants to the Agents and the Banks that:

3.1 after the Effective Date there will exist no Event of Default or Potential Event of Default under the Credit Agreement other than the Specified Defaults;

3.2 after the Effective Date all representations and warranties contained in the Credit Agreement and the other Finance Documents are true, correct and complete in all material respects on and as at the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as at such earlier date;

3.3 after the Effective Date each Obligor has performed all agreements to be performed on its part as set out in the Credit Agreement;

3.4 each Obligor is duly organised and validly existing under the laws of the jurisdiction of its organisation and has all necessary power and authority to execute and delivery this Agreement and to perform the transactions contemplated hereby;

3.5 neither the execution and delivery of this Agreement, nor the performance of the transactions contemplated hereby, violates or will violate (i) any law, regulation, decree or other legal restriction applicable to any Obligor; (ii) the charters, by-laws or other constitutional documents of any Obligor; or (iii) any instrument or agreement to which any Obligor or any of its assets is subject or by which it is bound;

3.6 there is no legal requirement of any governmental authority (including any requirement to make any declaration, filing or registration or to obtain any consent, approval, licence or order) which is necessary to be met by the Company or any other Obligor in connection with its execution, delivery or performance of this Agreement save for the filing or registration of any security documents entered into in accordance with paragraph 1 of Schedule 3 Part 2 of this Agreement, all of which filings and registrations will be effected promptly after execution;

3.7 this Agreement has been duly authorised, executed and delivered by each of the Obligors and this Agreement, the Credit Agreement and the other Finance Documents to which any Obligor is a party, constitute the legal, valid and binding obligations of such Obligor;

3.8 all information provided to the Facility Agent in connection with this Agreement was or will be as at the time it was given, true, in all respects (save for minor typographical errors) (or, in the case of information provided by any Person other than the Company or its advisers, as far as the board of directors is aware, was true to the best of its knowledge or belief at the date supplied) and each Obligor represents that no circumstances have arisen, or any event has occurred between the date when such information was provided to the Facility Agent and the date hereof which would render such information to be untrue, inaccurate or incomplete in any respect;

3.9 subject to the terms of Clause 5.2 of this Agreement all of the conditions subsequent set out in paragraph 1 of Schedule 3, Part 2 of the Amendment and Restatement Agreement (including, without limitation, any filings or registrations required in relation to any security documents referred to therein) have been satisfied; and

3.10 there are no Bank Accounts other than the Charged Accounts and the Uncharged Accounts.

4.   CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT

4.1 Without prejudice to the generality of Clause 2, the obligations of each Finance Party to the Company and the Borrowers under the Credit Agreement in relation to the Facilities are subject to the fulfilment of all conditions precedent set out in of Schedule 3, Part 1 hereof.

4.2 The Company and the Borrowers undertake that the conditions subsequent set out in (i) paragraph 1 of Schedule 3, Part 2 shall be completed within 30 days from the date of this Agreement, (ii) paragraph 2 of Schedule 3, Part 2 shall be completed within 15 days from the date of this Agreement,
     (iii) paragraph 3 of Schedule 3, Part 2 shall be completed within 10 days from the date of this Agreement and (iv) paragraph 4 of Schedule 3, Part 2 shall be completed within 15 days of the date upon which counsel to the Banks confirms to the Facility Agent the details and extent of the security which can be taken (provided that, only in the case of the conditions precedent referred to in sub-paragraphs (ii) to (iv) above, the relevant date may be extended by the Facility Agent acting in its absolute discretion to a date on which the relevant condition subsequent shall be satisfied) .

5.   UNDERTAKINGS

     Each Obligor undertakes to the Agents and the Banks that:

5.1 it shall use its best endeavours to ensure that each Dutch Guarantor shall negotiate in good faith with the Agents and the Banks to vary the contractual limitation contained in the parentheses in the first paragraph of Clause 23.1 of the Credit Agreement so that each Dutch Guarantor is liable under the Credit Agreement to the maximum extent permitted by Dutch law;

5.2 notwithstanding anything to the contrary in this Agreement, the Amendment and Restatement Agreement or the Credit Agreement, no Obligor shall, after the date of this Agreement, enter into any Hedging Protection Agreements without the prior written consent of the Super Majority Banks; and

5.3 it shall use its best endeavours to ensure that (i) the Company sells all of the Non-Core Assets within a timescale (the "Disposal Timescale") acceptable to the Banks (such timescale to be delivered to the Banks in accordance with the terms of Clause 4.2 hereof) and (ii) the Company pays an amount equal to the proceeds of the sale of such Non-Core Assets (net of the reasonable costs and expenses, including any applicable Taxes, incurred in arranging or effecting such disposal as agreed between the Company and the Agents and, in the case of any disposal of any member of the South African Group, after repayment of any Financial Indebtedness owing under local banking facilities granted to such member of the South African Group) to the Facility Agent which shall apply the same in prepayment and cancellation of the Facilities in accordance with the terms of Clause 11.14 unless otherwise agreed by all of the Banks in their sole and absolute discretion.

6.   ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

     Each of the Guarantors hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of such Guarantor under its respective Guarantee shall not be impaired or affected and such Guarantee is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

7.   FEES AND COSTS

     The Company shall reimburse the Agents and the Banks for all costs and expenses (including legal fees incurred by both DLA and Clifford Chance and fees incurred by KPMG in connection with their role as professional advisers to the Agents and the Banks) properly incurred by them and their professional advisers in considering the position of the Group under the Credit Agreement.

8.   MISCELLANEOUS

8.1  Counterparts

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;

8.2 Signature pages may be detached from multiple separate counterparts and attached to a single document so that all signature pages are physically attached to the same document.

8.3  Contracts (Rights of Third Parties) Act

     A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

8.4  Finance Documents

     The Facility Agent hereby notifies the Company in accordance with the terms of the Credit Agreement that this Agreement shall be a Finance Document for the purposes of the Credit Agreement.

9.   JURISDICTION

9.1  Courts of England

     For the benefit of each Finance Party, each of the Obligors agree that the courts of England have jurisdiction to hear and settle any action, suit, proceeding or dispute in connection with this Agreement or any of the other Senior Finance Documents and therefore irrevocably submits to the jurisdiction of those courts.

9.2  Non-exclusivity

     The submission to the jurisdiction of the English courts does not restrict the right of a Finance Party to take proceedings against an Obligor in connection with this Agreement or any of the other Senior Finance Documents in any other court of competent jurisdiction, whether concurrently or not.

9.3  Service of process agent

     (a) In addition to any other appropriate method of service, each of the Non-UK Obligors irrevocably agrees that any suit, action or proceeding may be served on it by being delivered to Derby Holding Limited at 62 Triumph Road, Nottingham, NG7 2DD, England or its registered office and confirms that it has appointed the Company as its agent for such purpose.

     (b) Each of the Non-UK Obligors confirms that failure by its process agent to notify it of receipt of any process will not invalidate the proceedings to which it relates.

     (c) If the appointment of a process agent ceases to be effective, the relevant Non-UK Obligor shall immediately appoint a further Person in England as its process agent in respect of this Agreement and each of the other Senior Finance Documents and notify the Facility Agent of such appointment. If such a Person is not appointed within 15 days of such notification the Facility Agent shall be entitled to appoint such a Person.

9.4  Non-convenience of forum

     Each of the Non-UK Obligors confirms that the English courts are not an inconvenient forum and irrevocably waives any right it may have to object to them on the grounds of inconvenience or otherwise.

10.  GOVERNING LAW

     This Agreement is governed by and shall be construed in accordance with English Law.


THE PARTIES have entered into this Agreement on the date stated at the beginning.

                                  SCHEDULE 1

                                 THE BORROWERS

Name                                            Jurisdiction Of Incorporation
----                                            -----------------------------
Raleigh Industries Limited                      England And Wales

The Derby Cycle Corporation Limited (formerly   England and Wales
 Sturmey-Archer Limited)

Derby Holding (Deutschland) GmbH                Germany

Koninklijke Gazelle B.V.                        Netherlands

Raleigh Industries of Canada Limited            Canada

Raleigh Europe B.V.                             Netherlands

Raleigh B.V.                                    Netherlands

Englebert Wiener Bike Parts GmbH                Germany

Winora-Staiger GmbH                             Germany

Derby Holding Limited                           England and Wales

Raleigh Fahrrader GmbH                          Germany

Derby Cycle Werke GmbH                          Germany

Raleigh International Limited                   England and Wales

Curragh Finance Company                         Ireland

Raleigh Ireland Limited                         Ireland

Derby Holding BV                                Netherlands

                                  SCHEDULE 2

                                  GUARANTORS

Name                                            Jurisdiction Of Incorporation
----                                            -----------------------------
Derby Holding Limited                           England and Wales

Raleigh Industries Limited                      England and Wales

Raleigh International Limited                   England and Wales

Derby Cycle Corporation Limited (formerly       England and Wales
 Sturmey-Archer Limited)

Raleigh Industries of Canada Limited            Canada

The Derby Cycle Corporation                     The United States of America

Raleigh BV                                      Netherlands

Raleigh Europe BV                               Netherlands

Koninklijke Gazelle BV                          Netherlands

Derby Nederland BV                              Netherlands

Derby Holding BV                                Netherlands

Lyon Investments BV                             Netherlands

Derby Holding (Deutschland) GmbH                Germany

Raleigh Fahrrader GmbH                          Germany
NW Sportger te GmbH                             Germany

Derby Cycle Werke GmbH                          Germany

Englebert Wiener Bike Parts GmbH                Germany

Univega Worldwide Licence GmbH                  Germany

Univega Beteiligungen GmbH                      Germany

Univega Bikes & Sports Europe GmbH (formerly    Germany
 MS Sport Vertriebs GmbH)

Derby Fahrrader GmbH                            Germany

Derby WS Verm genswerwaltungs GmbH              Germany

Winora-Staiger GmbH                             Germany

Curragh Finance Company                         Ireland

Raleigh Ireland Limited                         Ireland

The British Cycle Corporation Limited           England and Wales

Raleigh (Services) Limited                      England and Wales

Triumph Cycle Company Limited                   England and Wales

BSA Cycles Limited                              England and Wales

Derby Sweden AB                                 Sweden

Bikeshop.com, Inc.                              The United States of America

                                  SCHEDULE 3

                                    Part 1
                      Conditions Precedent Documentation

1.   RESOLUTIONS

     A copy of the resolutions of the Board of the Company certified by the Secretary (or appropriately authorised person) of the Company approving this Agreement and the terms of the Credit Agreement as amended pursuant hereto and authorising the execution and delivery of this Agreement and any other communications or documents to be delivered by the Company hereunder and thereunder and confirming that the authority granted by each of the Obligors to the Company as set out in Clause 2.3(c) of the Credit Agreement has not been rescinded, amended or otherwise waived.

2.   MISCELLANEOUS

2.1  An executed copy of this Agreement;

2.2  A letter from the Company detailing the Specified Defaults; and

2.3 Evidence that all costs and expenses (including legal fees incurred by both DLA and Clifford Chance and fees incurred by KPMG in connection with their role as professional advisers to the Agents and the Banks) properly incurred by the Agents and the Banks and their professional advisers in considering the position of the Group under the Credit Agreement have been paid.

                                    Part 2
                      Conditions subsequent documentation

1. A copy of the resolutions of the Board (or, as appropriate, the equivalent in jurisdictions other than England and Wales) of each Obligor (other than the Company) certified by the Secretary thereof (or appropriately authorised person) of such Obligor approving this Agreement and the terms of the Credit Agreement as amended pursuant hereto and authorising the execution and delivery of this Agreement and any other communications or documents to be delivered by such Obligor hereunder and thereunder and confirming that the authority granted by each of the Obligors to the Company as set out in Clause 2.3(c) of the Credit Agreement has not been rescinded, amended or otherwise waived;

2. Such security as German counsel to the Banks may advise is available under German law over all of the Uncharged Accounts;

3.   A copy of the Disposal Timescale;

4. Such security documents as local counsel shall advise over all the property, undertaking and assets of any member of the South African Group.

                                  SCHEDULE 4
                              The Original Banks

Name

ABN Amro Bank N.V.

BHF - Bank AG

BNP Paribas

Deutsche Bank London AG

Dresdner Bank AG, New York and Grand Cayman branch

HSBC Bank plc

KBC Bank (Nederland) NV

Lloyds TSB Bank Plc

Oldenburgische Landesbank AG

Scotiabank Europe plc

The Bank of Nova Scotia

The Chase Manhattan Bank

The Governor and Company of the Bank of Scotland

The Governor and Company of the Bank of Ireland

The Industrial Bank of Japan, Limited

The Sumitomo Bank, Limited

                                  SCHEDULE 5

                             The Additional Banks


ABN Amro Bank N.V.

BNP Paribas

HSBC Bank plc

KBC Bank (Nederland) NV

Lloyds TSB Bank Plc

The Chase Manhattan Bank

                                  SCHEDULE 6

                                 BANK ACCOUNTS

                                    Part 1

                              Uncharged Accounts

-----------------------------------------------------------
                 E WIENER BIKE PARTS GMBH


Account Number                         Account Number
-----------------------------------------------------------
Raiffeisenbank Attersee Sued
-----------------------------------------------------------
Commerzbank
-----------------------------------------------------------

                                     Part 2

                                Charged Accounts

-----------------------------------------------------------
DERBY CYCLE WERKE GMBH, CLOPPENBURG
-----------------------------------------------------------
Oldenburgische Landesbank AG
-----------------------------------------------------------
HSBC
-----------------------------------------------------------
Commerzbank AG
-----------------------------------------------------------
Salzburger-Kredit-u.Wechsel-Bank AG
----------------------------------------------------------

-----------------------------------------------------------
RALEIGH FAHRRADER GMBH
-----------------------------------------------------------
Oldenburgische Landesbank AG
-----------------------------------------------------------
HSBC
-----------------------------------------------------------
Commerzbank AG
-----------------------------------------------------------


-----------------------------------------------------------
DERBY HOLDING DEUTSCHLAND GMBH
-----------------------------------------------------------
Oldenburgische Landesbank AG
-----------------------------------------------------------
HSBC
-----------------------------------------------------------

-----------------------------------------------------------
NW SPORTGERATE VERTRIEBS GMBH
-----------------------------------------------------------
Oldenburgische Landesbank AG
-----------------------------------------------------------


-----------------------------------------------------------
DERBY WS VERMOGENSVERWALTUNGS GMBH
-----------------------------------------------------------
Oldenburgische Landesbank AG
-----------------------------------------------------------


-----------------------------------------------------------
DERBY FAHRRADER GMBH
-----------------------------------------------------------
Oldenburgische Landesbank AG
-----------------------------------------------------------


-----------------------------------------------------------
UNIVEGA BIKES & SPORTS EUROPE GMBH
-----------------------------------------------------------
Dresdner Bank
-----------------------------------------------------------
Dresdner Bank Schweinfurt
-----------------------------------------------------------

-----------------------------------------------------------
             UNIVEGA WORLDWIDE LICENCE GMBH
-----------------------------------------------------------
Dresdner Bank
-----------------------------------------------------------


-----------------------------------------------------------
UNIVEGA BETEILIGUNGEN GMBH
-----------------------------------------------------------
Dresdner Bank
-----------------------------------------------------------


-----------------------------------------------------------
WINORA STAIGER GMBH
-----------------------------------------------------------
Dresdner Bank
-----------------------------------------------------------
BNP-Dresdner Bank
-----------------------------------------------------------
Commerzbank
-----------------------------------------------------------
Bawag
-----------------------------------------------------------

-----------------------------------------------------------
E WIENER BIKE PARTS GMBH
-----------------------------------------------------------
Dresdner Bank
-----------------------------------------------------------
Oldenburgische Landesbank
-----------------------------------------------------------

                                  SCHEDULE 7
                      AMENDMENTS TO THE CREDIT AGREEMENT

1.   Replace in Clause 1.1 (Definitions) each of the following definitions:

(a)  the definition of "Chief Executive Officer " with the following:

     ""Executive Chairman" means Alan Finden-Crofts or, in his absence, his deputy (being an Authorised Signatory of the Company) and their respective successors from time to time."

     and all references in the Credit Agreement to "Chief Executive Officer" shall be deemed to be deleted and replaced with references to "Executive Chairman"; and

(b)  the definition of "Chief Financial Officer " with the following:

     ""Chief Financial Officer" means John Burdett or, in his absence, his deputy (being an Authorised Signatory of the Company) and their respective successors from time to time and whether described as "Chief Financial Officer" or "Group Financial Controller".".

2. Insert after Clause 11.13 (European Economic and Monetary Union) the following new clause:

     "11.14 Voluntary prepayment

     (a)  Tranche A Revolving Facility

     The Obligors' Agent may, by giving to the Facility Agent not less than 10 Business Days' prior notice to that effect, prepay the whole or any part (being a minimum amount of DM1,000,000) of the Tranche A Advance whereupon any such amounts so received by the Facility Agent shall be distributed pro rata among the Additional Banks in the proportion of their participation in such Advance.

     (b)  Tranche B Revolving Facility

     (i) Provided that all Advances under the Tranche A Revolving Facility have been prepaid or repaid in full, the Obligor's Agent may by giving to the Facility Agent not less than 10 Business Days prior notice to that effect, prepay the whole or any part (being a minimum amount of DM1,000,000) of the Tranche B Advance whereupon any such amounts so received by the Facility Agent shall be distributed pro rata among the Original Banks in the proportion of their participation in such Advance.

     (ii) To the extent that an Original Bank does not have any participations in any Advances outstanding under the Tranche B Revolving Facility, the Obligors hereby confirm that any amounts prepaid under Clause
          (b)(i) above may be held by the Facility Agent on behalf of such Original Bank as cash collateral against a Standby L/C to be applied against the liabilities of such Original Bank following a demand under such Standby L/C or otherwise until any Standby L/Cs due to expire so expire without the Banks party to such Standby L/Cs being required to make any (or any further) payment thereunder.

          Notwithstanding anything to the contrary in this Agreement, any amounts prepaid under this Agreement shall not be available to be reborrowed and the Revolving Tranche A Facility Available Amount and the Revolving Tranche B Facility Available Amount and the Total Commitments shall, as appropriate, be reduced and cancelled by the amount of such prepayment.

3. Delete Clause 19.5(b)(xi) of the Credit Agreement and renumber (xii) of that Clause accordingly.

4.  Replace Schedule 1 of the Credit Agreement with the following:



                                  "SCHEDULE 1

                                 THE BORROWERS

Name                                            Jurisdiction Of Incorporation
----                                            -----------------------------
Raleigh Industries Limited                      England And Wales

The Derby Cycle Corporation Limited (formerly   England and Wales
 Sturmey-Archer Limited)

Derby Holding (Deutschland) GmbH                Germany

Koninklijke Gazelle B.V.                        Netherlands

Raleigh Industries of Canada Limited            Canada

Raleigh Europe B.V.                             Netherlands

Raleigh B.V.                                    Netherlands

Englebert Wiener Bike Parts GmbH                Germany

Winora-Staiger GmbH                             Germany

Derby Holding Limited                           England and Wales

Raleigh Fahrrader GmbH                          Germany

Derby Cycle Werke GmbH                          Germany

Raleigh International Limited                   England and Wales

Curragh Finance Company                         Ireland

Raleigh Ireland Limited                         Ireland

Derby Holding BV                                Netherlands"

THE COMPANY
-----------

THE DERBY CYCLE CORPORATION

By:


THE BORROWERS
-------------

RALEIGH INDUSTRIES LIMITED

By:


THE DERBY CYCLE CORPORATION LIMITED

By:


DERBY HOLDING (DEUTSCHLAND) GMBH

By:


KONINKLIJKE GAZELLE BV

By:


RALEIGH INDUSTRIES OF CANADA LIMITED

By:


RALEIGH EUROPE B.V.

By:


RALEIGH B.V.

By:

ENGLEBERT WIENER BIKE PARTS GMBH

By:


WINORA-STAIGER GMBH

By:


DERBY HOLDING LIMITED

By:


RALEIGH FAHRRADER GMBH

By:


DERBY CYCLE WERKE GMBH

By:


RALEIGH INTERNATIONAL LIMITED

By:


CURRAGH FINANCE COMPANY

By:


RALEIGH IRELAND LIMITED

By:


DERBY HOLDING BV

By:

THE GUARANTORS
--------------

DERBY HOLDING LIMITED

By:


RALEIGH INDUSTRIES LIMITED

By:


RALEIGH INTERNATIONAL LIMITED

By:


DERBY CYCLE CORPORATION LIMITED

By:


RALEIGH INDUSTRIES OF CANADA LIMITED

By:


THE DERBY CYCLE CORPORATION

By:


RALEIGH BV

By:


RALEIGH EUROPE BV

By:


KONINKLIJKE GAZELLE BV

By:

DERBY NEDERLAND BV

By:


DERBY HOLDING BV

By:


LYON INVESTMENTS BV

By:


DERBY HOLDING (DEUTSCHLAND) GMBH

By:


RALEIGH FAHRRADER GMBH

By:


NW SPORTGERATE GMBH

By:


DERBY CYCLE WERKE GMBH

By:


ENGLEBERT WIENER BIKE PARTS GMBH

By:


UNIVEGA WORLDWIDE LICENCE GMBH

By:

UNIVEGA BETEILIGUNGEN GMBH

By:


UNIVEGA BIKES & SPORTS EUROPE GMBH

(formerly MS SPORT VERTRIEBS GMBH)

By:


DERBY FAHRRADER GMBH

By:


DERBY WS VERMOGENSWERWALTUNGS GMBH

By:


WINORA-STAIGER GMBH

By:


CURRAGH FINANCE COMPANY

By:


RALEIGH IRELAND LIMITED

By:


TRIUMPH CYCLE CO. LIMITED

By:


BIKESHOP.COM, INC.

By:

DERBY SWEDEN AB

By:


RALEIGH (SERVICES) LIMITED

By:


THE BRITISH CYCLE CORPORATION

By:


BSA CYCLES LIMITED

By:


THE ARRANGER
------------

J.P. MORGAN PLC

By:


THE ORIGINAL BANKS
------------------

ABN AMRO BANK N.V.

By:


BHF - BANK AG

By:


BNP PARIBAS

By:

DEUTSCHE BANK LONDON AG

By:


Dresdner Bank AG, New York and Grand Cayman branch

By:


HSBC Bank plc

By:


KBC Bank (Nederland) NV

By:


Lloyds TSB Bank Plc

By:


Oldenburgische Landesbank AG

By:


Scotiabank Europe plc

By:

The Bank of Nova Scotia

By:


The Chase Manhattan Bank

By:


The Governor and Company of the Bank of Scotland

By:


The Governor and Company of the Bank of Ireland

By:


The Industrial Bank of Japan, Limited

By:


The Sumitomo Bank, Limited

By:


THE ADDITIONAL BANKS
--------------------

ABN Amro Bank N.V.

By:

BNP Paribas

By:


HSBC Bank plc

By:


KBC Bank (Nederland) NV

By:


Lloyds TSB Bank Plc

By:


The Chase Manhattan Bank

By:


THE SECURITY AGENT
------------------

CHASE MANHATTAN INTERNATIONAL LIMITED

By:


THE FACILITY AGENT
------------------

CHASE MANHATTAN INTERNATIONAL LIMITED

By: